                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K
                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 29, 1998
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                Date of Report (Date of earliest event reported)

         FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., (as depositor under the Pooling and Servicing Agreement dated as of April 1, 1998, which forms FURST Mortgage Loan Trust 1998-A, which issued Mortgage Pass-Through Certificates, Series 1998-A).


           FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       NORTH CAROLINA                              333-3574                         56-1967773
-------------------------------           -------------------------     -----------------------------------
(State or Other Jurisdiction of           (Commission File Numbers)     (I.R.S. Employer Identification No.)
    Incorporation)

301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA            28228-0600
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(Address of Principal Executive Offices)                       (ZIP code)


                                 (704) 383-3624
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)



                        Exhibit Index appears on Page 5
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ITEM 5. OTHER EVENTS.

     On April 29, 1998 (the "Closing Date"), a single series of certificates, entitled First Union Residential Securitization Transactions, Inc., FURST Mortgage Loan Trust 1998-A, Mortgage Pass-Through Certificates, Series 1998-A (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of April 1, 1998, attached hereto as Exhibit 4.1, among First Union Residential Securitization Transactions, Inc. as depositor (the "Registrant"), First Union National Bank as seller (the "Seller"), First Union Mortgage Corporation as servicer, and Norwest Bank Minnesota, National Association as trustee (in such capacity, the "Trustee") and document custodian. The Certificates consist of twenty-two classes identified as the "Class A-1 Certificates," the Class A-2 Certificates," the "Class A-3 Certificates," the Class A-4 Certificates," the "Class A-5 Certificates," the "Class A-6 Certificates," "the Class A-7 Certificates," the "Class A-X Certificates," the "Class SA-1 Certificates," the "Class SA-2 Certificates," the "Class SA-3 Certificates," the "Class SA-4 Certificates," the Class SA-5 Certificates," the "Class SA-X Certificates," the "Class M Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates, the "Class B-5 Certificates," the "Class R-I Certificates" and the "Class R-II Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of fixed-rate, first-lien mortgage loans (the "Mortgage Loans") secured by mortgages, security deeds or deeds of trust on primarily one-to-four-family residential properties, all monies received thereunder on or after a specified cut-off date, security interests in the properties which secure the Mortgage Loans and certain other property. The aggregate principal balance of the Mortgage Loans that were conveyed to the Trust Fund on the Closing Date (the "Initial Mortgage Loans") as of April 1, 1998 (the "Initial Cut-Off Date") was $292,308,382.37. On the Closing Date, a portion of the proceeds of the sale of the Certificates equal to $57,744,845 was deposited in a trust account in the name of the Trustee and may be used to acquire additional fixed-rate mortgage loans (the "Subsequent Mortgage Loans," and together with the Initial Mortgage Loans, the "Mortgage Loans") from the Seller from time to time on or before July 24, 1998.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-X, Class SA-1, Class SA-2, Class SA-3, Class SA-4, Class SA-5, Class SA-X, Class M, Class B-1, Class B-2, Class R-I and Class R-II Certificates were publicly offered, as described in a Prospectus, dated April 24, 1998, and a Prospectus Supplement, dated April 24, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits:

               1.1 Underwriting Agreement, dated April 24, 1998, among First Union Residential Securitization Transactions, Inc., First Union National Bank, First Union Capital Markets, a division of Wheat First Securities, Inc., and Donaldson, Lufkin & Jenrette Securities Corporation.

               4.1 Pooling and Servicing Agreement, dated as of April 1, 1998, among First Union Residential Securitization Transactions, Inc. as depositor, First Union National Bank as seller, First

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       Union Mortgage Corporation as servicer, and Norwest Bank Minnesota,
       National Association, as trustee and document custodian.

 4.2 Mortgage Loan Purchase Agreement, dated as of April 1, 1998, between First Union Residential Securitization Transactions, Inc. and First Union National Bank.

 8.1   Opinion of Kilpatrick Stockton LLP as to tax matters.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST UNION RESIDENTIAL SECURITIZATION
                                        TRANSACTIONS, INC.

                                        By: /s/ Patrick J. Tadie
                                            ---------------------------------
                                            Patrick J. Tadie, Vice President


Date: May 12, 1998




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EXHIBIT INDEX
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
    EXHIBIT NUMBER      DESCRIPTION
    --------------      -----------
         1.1            Underwriting Agreement, dated April 24, 1998, among
                        First Union Residential Securitization Transactions,
                        Inc., First Union National Bank, First Union Capital
                        Markets, a division of Wheat First Securities, Inc.,
                        and Donaldson, Lufkin & Jenrette Securities
                        Corporation.

         4.1            Pooling and Servicing Agreement, dated as of April
                        1, 1998, among First Union Residential Securitization
                        Transactions, Inc. as servicer, and Norwest Bank
                        Minnesota, National Association, as trustee and document custodian.

         4.2            Mortgage Loan Purchase Agreement, dated as of April 1,
                        1998, between First Union Residential Securitization
                        Transactions, Inc. and First Union National Bank.

         8.1            Opinion of Kilpatrick Stockton LLP as to tax matters.



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